SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the  Registrant [x]
Filed by a Party other than the Registrant []
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          Finger Lakes Financial Corp.
               -------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

              Alan Schick, Luse Lehman Gorman Pomerenk & Schick, PC
            --------------------------------------------------------
                   (Name of Person(s) Filling Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
         .......................................................................
         2) Aggregate number of securities to which transaction applies:
         .......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         .......................................................................
         4) Proposed maximum aggregate value of transaction:
         .......................................................................
         5)  Total fee paid:
         .......................................................................
[ ]  Fee previously paid:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                                                                  (202) 274-2008

August 25, 2000


VIA EDGAR
---------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

                  Re:  Finger Lakes Financial Corp.
                       Preliminary Proxy Statement
                       ---------------------------

Ladies and Gentlemen:

     Pursuant to Rule 14a-6 and on behalf of Finger Lakes Financial Corp. (the "Company"), we are transmitting by EDGAR the Company's preliminary proxy statement. The proxy statement was also filed as Exhibit 99.5 to Amendment No. 1 of the Registration Statement on Form S-1 of Finger Lakes Bancorp, Inc.(333-33418), which was filed with the Securities and Exchange Commission on August 25, 2000.

     If you have any questions or comments,  please  contact the  undersigned at
(202) 274- 2008 or John J. Gorman at (202) 274-2001.

                                                   Very truly yours,

                                                   \s\ Alan Schick

                                                   Alan Schick

Enclosures

cc:      G. Thomas Bowers, President and
            Chief Executive Officer
         John J. Gorman, Esq.

                          Finger Lakes Financial Corp.
                               470 Exchange Street
                             Geneva, New York 14456
                                 (315) 789-3838

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           To Be Held On ______, 2000

     Notice is hereby given that the Special Meeting of Stockholders, ("Meeting') of Finger Lakes Financial Corp. (the "Mid-Tier Holding Company") will be held at _________________, on _______, 2000 at _____ __.m., local time.
As of the date hereof, the Mid-Tier Holding Company owns 100% of the common stock of Savings Bank of the Finger Lakes, FSB (the "Bank") and is majority-owned by Finger Lakes Financial Corporation, MHC (the "Mutual Holding Company").

     A Proxy Statement and Proxy Card and a for the Special Meeting are enclosed.

     The Special Meeting is for the purpose of considering and acting upon:

1. A Plan of Conversion and Reorganization (the "Plan") and transactions incident to the Plan, pursuant to which (i) the Bank will establish Peoples Bancorp, Inc (the "Company") as a first-tier Delaware chartered corporation subsidiary; (ii) the Company will charter an interim federal association ("Interim"); (iii) the Mutual Holding Company will merge with and into the Mid-Tier Holding Company, shares of the common stock of the Mid-Tier Holding Company ("Mid-Tier Common Stock") held by the Mutual Holding Company will be canceled and certain depositors of the Bank will receive an interest in a liquidation account of the Mid-Tier Holding Company in exchange for such depositors' interest in the Mutual Holding Company; (iv) the Mid-Tier Holding Company will convert into an interim federal savings association which will merge with and into the Bank (the "Mid-Tier Merger") with the Bank as the resulting entity and stockholders of the Mid-Tier Holding Company other than the Mutual Holding Company ("Minority Stockholders") will constructively receive shares of the Bank's common stock in exchange for their Mid-Tier Common Stock and certain depositors will receive an interest in a liquidation account of the Bank in exchange for such depositors' interest in the Mid-Tier Holding Company; (v) contemporaneously with the Mid-Tier Merger, Interim will merge with and into the Bank with the Bank as the surviving entity (the "Bank Merger") and Minority Stockholders will exchange the shares of the Bank's common stock that they constructively received in the Mid-Tier Merger for the Company's common stock pursuant to the "Exchange Ratio" as defined in the Proxy Statement/Prospectus; and (vi) contemporaneously with the Bank Merger, the Company will offer for sale shares of common stock in a subscription offering; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which by original or later adjournment the Meeting may be adjourned. Stockholders of record at the close of business on _______, 2000 are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE MID-TIER HOLDING COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE

MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD
HOLDER
IN ORDER TO VOTE PERSONALLY AT THE MEETING.

                                             By Order of the Board of Directors



                                             Terry L. Hammond
                                             Secretary


Geneva, New York
_______, 2000

--------------------------------------------------------------------------------
IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       of
                          FINGER LAKES FINANCIAL CORP.
                               470 Exchange Street
                             Geneva, New York 14456
                                 (315) 789-3838


--------------------------------------------------------------------------------
                         SPECIAL MEETING OF STOCKHOLDERS
                                  _______, 2000
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Finger Lakes Financial Corp. (the "Mid-Tier Holding Company") to be used at the Special Meeting of Stockholders, in lieu of an annual meeting, of the Mid-Tier Holding Company (the "Meeting"), which will be held at ______________________, _________ on _________, 2000 at __
__.m., local time, and all adjournments thereof. The accompanying Notice of Special Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about _______, 2000.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Mid-Tier Holding Company will be voted in accordance with the directions given thereon. Please sign and return you Proxy to the Mid-Tier Holding Company in order for your vote to be counted. Where no instructions are indicated, proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting.

     Proxies may be revoked by sending written notice of revocation to the Secretary of the Mid-Tier Holding Company, Terry L. Hammond, at the address of the Mid-Tier Holding Company shown above, or by filing a duly executed proxy bearing a later date. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Mid-Tier Holding Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     Holders of record of the Mid-Tier Holding Company common stock ("Mid-Tier Common Stock") at the close of business on _______, 2000 (the "Voting Record Date") are entitled to one vote for each share held . As of the Voting Record Date, there were __________ shares of Mid-Tier Common Stock issued and outstanding, ________ of which were held by Finger Lakes Financial Corporation, M.H.C. (the "Mutual Holding Company") and ___________ of which were held by stockholders other than the Mutual Holding Company ("Minority Stockholders"). The presence in person or by proxy of at least a majority of the issued and outstanding shares of Mid-Tier Common Stock entitled to vote is necessary to constitute a quorum at the Meeting.

     Pursuant to Office of Thrift Supervision ("OTS") regulations and the Plan, consummation of the Conversion (as defined herein) is conditioned upon the approval of the Plan by the OTS and by a majority of the total votes eligible to be cast by members of the Mutual Holding Company. In addition, the transactions incident to the Conversion and the Plan must be approved by at least two-thirds of the outstanding shares of Mid-Tier Common Stock, and a majority of votes cast by stockholders other than the Mutual Holding Company at the Meeting. With respect to the required affirmative vote of at least two-thirds of the outstanding shares of Mid-Tier Common Stock, abstentions and broker non- votes will have the effect of a vote against the Plan. With respect to the required affirmative vote by a majority of votes cast by stockholders other than the Mutual Holding Company, abstentions and broker non-votes will be considered as shares not voted.

     As of ________, 2000, the Mutual Holding Company held _________ shares or ____% of the outstanding shares of Mid-Tier Common Stock, and management believes that all such shares will be voted to approve the Plan.

--------------------------------------------------------------------------------
        PROPOSAL I--APPROVAL OF THE PLAN OF CONVERSION AND REORGANIZATION
--------------------------------------------------------------------------------

     In addition to this Proxy Statement, you have received as part of this mailing a Prospectus that describes the Conversion. Information regarding the Conversion and management is incorporated by reference into the Proxy Statement. Therefore, you should carefully read the Prospectus prior to voting on the proposal to be presented at the Meeting.

                        DISSENTERS' AND APPRAISAL RIGHTS

     Under OTS regulations, Minority Stockholders will not have dissenters' rights or appraisal rights in connection with the exchange of their Mid-Tier Common Stock for shares of common stock of the Company.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than the matters described in the Proxy Statement/Prospectus. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The Plan sets forth the terms, conditions and provisions of the proposed Conversion. The proposed Certificate of Incorporation and Bylaws of the Mid-Tier Holding Company are exhibits to the Plan. The Order Form is the means by which an order for the subscription and purchase of shares is placed. If you would like to receive an additional copy of the Prospectus, or a copy of the Plan and the Certificate of Incorporation and Bylaws of the Mid-Tier Holding Company, you must request such materials in writing, addressed to the Mid-Tier Holding Company's secretary at the address given above. Such requests must be received by the Mid-Tier Holding Company no later than ______, 2000 Requesting such materials does not obligate you to purchase shares. If the Mid-Tier Holding Company does not receive your request by such date, you will not be entitled to have such materials mailed to you.

     To the extent necessary to permit approval of the Plan, proxies may be solicited by officers, directors or regular employees of the Mid-Tier Holding Company and/or the Bank, in person, by telephone or through other forms of communication and, if necessary, the Special Meeting may be adjourned to a later date. Such persons will be reimbursed by the Mid-Tier Holding Company and/or the Bank for their reasonable out-of-pocket expenses, including, but not limited to, de minimis telephone and postage expenses incurred in connection with such solicitation. The Mid-Tier Holding Company and/or the Bank have not retained a proxy solicitation firm to provide advisory services in connection with the solicitation of proxies, although Friedman, Billings, Ramsey & Co., Inc. ("FBR"), the broker-dealers retained to assist in the marketing of Finger Lakes Bancorp, Inc.'s Common Stock, have also agreed to assist in the proxy solicitations. FBR will receive compensation for their services as described herein in "The Conversion--Plan of Distribution and Selling Agent Commissions" in the Prospectus.

YOUR VOTE IS IMPORTANT! THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PLAN.

THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SUBSCRIPTION SHARES. THE OFFER WILL BE MADE ONLY BY THE PROSPECTUS.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Meeting, as to which they shall act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Mid-Tier Holding Company. The Mid-Tier Holding Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             Terry L. Hammond
                                             Secretary
Geneva, New York
_________, 2000

                                 REVOCABLE PROXY

                          FINGER LAKES FINANCIAL CORP.
                         SPECIAL MEETING OF STOCKHOLDERS
                                  ______, 2000

     The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at a Special Meeting of Stockholders ("Meeting") to be held at _________________, at _____ __.m. (local time) on ______, 2000. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:



                                                            FOR  AGAINST ABSTAIN
                                                            ---  ------- -------
1. Approval  of a Plan of  Conversion  and  Reorganization
   (the  "Plan")  and  transactions  incident to the Plan,  |_|     |_|    |_|
   pursuant  to which (i) the Bank will  establish  Finger
   Lakes  Bancorp,  Inc.  (the  "Company") as a first-tier
   Delaware  chartered  corporation  subsidiary;  (ii) the
   Company  will  charter an interim  federal  association
   ("Interim");  (iii) Finger Lakes Financial Corporation,
   MHC (the "Mutual Holding  Company") will merge with and
   into the Mid-Tier Holding Company, shares of the common
   stock  of the  Mid-Tier  Holding  Company  ("Mid-  Tier
   Common Stock") held by the Mutual Holding  Company will
   be  canceled  and certain  depositors  of the Bank will
   receive an  interest  in a  liquidation  account of the
   Mid-Tier   Holding   Company  in   exchange   for  such
   depositors'  interest  in the Mutual  Holding  Company;
   (iv) the Mid-Tier Holding Company will convert into an interim federal savings association which will merge with and into the Bank (the "Mid-Tier Merger") with the Bank as the resulting entity and stockholders of the Mid-Tier Holding Company other than the Mutual Holding
   Company ("Minority Stockholders") will constructively receive shares of the Bank's common stock in exchange for their Mid-Tier Common Stock and certain depositors will receive an interest in a liquidation account of the Bank in exchange for such depositors' interest in the Mid-Tier Holding Company; (v) contemporaneously with the Mid-Tier Merger, Interim will merge with and into the Bank with the Bank as the surviving entity
   (the "Bank Merger") and Minority Stockholders will exchange the shares of the Bank's common stock that they constructively received in the Mid-Tier Merger for the Company's common stock pursuant to the "Exchange
   Ratio" as  defined  in the Proxy  Statement/Prospectus;
   and (vi) contemporaneously with the Bank Merger, the Company will offer for sale shares of common stock in a subscription offering.

The Board of Directors recommends a vote "FOR" the listed proposal.
--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.



Dated: _________________, 2000                                  |_|
             Check Box if You Plan
             to Attend Meeting


-------------------------------             -----------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


-------------------------------             -----------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.




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           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
--------------------------------------------------------------------------------